Exhibit 10.7


                    DIRECTORS' DEFERRED COMPENSATION PLAN

                                     OF

                          WESTFIELD FINANCIAL, INC.

                        _____________________________


                        Adopted on December 20, 2005
                      Effective as of December 20, 2005

                              TABLE OF CONTENTS
                              -----------------

                                  Article I
                                 Definitions

Section 1.1   Acceleration Event                                          1
Section 1.2   Administrator                                               1
Section 1.3   Beneficiary                                                 1
Section 1.4   Board                                                       1
Section 1.5   Code                                                        1
Section 1.6   Company                                                     1
Section 1.7   Change in Control Event                                     1
Section 1.8   Cash Compensation                                           1
Section 1.9   Committee                                                   1
Section 1.10  Compensation                                                1
Section 1.11  Disability                                                  2
Section 1.12  Effective Date                                              2
Section 1.13  Equity Compensation                                         2
Section 1.14  Fair Market Value                                           2
Section 1.15  Investment Benchmark                                        2
Section 1.16  ISO Share                                                   2
Section 1.17  Memorandum Account                                          3
Section 1.18  Memorandum Subaccount                                       3
Section 1.19  Non-Employee Director                                       3
Section 1.20  Option-Related Compensation                                 3
Section 1.21  Participant                                                 3
Section 1.22  Participating Company                                       3
Section 1.23  Phantom Share                                               3
Section 1.24  Plan                                                        3
Section 1.25  Previously Acquired Share                                   3
Section 1.26  Share                                                       3
Section 1.27  Service Recipient                                           3
Section 1.28  Unforeseeable Emergency                                     4

                                 Article II
                                Participation

Section 2.1   Election to Participate                                     4
Section 2.2   Election to Defer Cash Compensation                         4
Section 2.3   Election to Defer Equity Compensation                       5
Section 2.4   Election to Defer Option-Related Compensation               5
Section 2.5   Changes in Participation                                    5
Section 2.6   Revocability of 2005 Elections                              6

                                 Article III
                       Accounting for Deferred Amounts

Section 3.1   In General                                                  6
Section 3.2   Adjustments to Memorandum Accounts                          7
Section 3.3   Vesting                                                     8

                                 Article IV
                                    Trust

Section 4.1   Establishment of Trust                                      8
Section 4.2   Contributions to Trust; Investments                         9
Section 4.3   Unfunded Character of Plan                                  9

                                  Article V
                               Life Insurance

Section 5.1   Authority to Purchase Life Insurance                        9
Section 5.2   Cooperation to Effect Purchases                             9
Section 5.3   Ownership of Policies                                      10
Section 5.4   Effect of Termination of Participation                     10

                                 Article VI
                                Distributions

Section 6.1   Early Distributions                                        10
Section 6.2   Scheduled Distributions to Participants                    11
Section 6.3   Distributions to Beneficiaries                             12
Section 6.4   Mandatory Cashout of Small Balances                        13
Section 6.5   Restrictions on Payments to Key Employees                  13

                                 Article VII
                               Administration

Section 7.1   Administrator                                              13
Section 7.2   Committee Responsibilities                                 14
Section 7.3   Claims Procedure                                           15
Section 7.4   Claims Review Procedure                                    15
Section 7.5   Other Administrative Provisions                            16

                                Article VIII
                          Amendment And Termination

Section 8.1   Amendment by the Company                                   16
Section 8.2   Termination                                                17
Section 8.3   Amendment or Termination by Other Companies                17

                                 Article IX
                          Miscellaneous Provisions

Section 9.1   Notice and Election                                        18
Section 9.2   Construction and Language                                  18
Section 9.3   Headings                                                   18
Section 9.4   Non-Alienation of Benefits                                 18
Section 9.5   Indemnification                                            19
Section 9.6   Severability                                               19
Section 9.7   Waiver                                                     19
Section 9.8   Governing Law                                              19
Section 9.9   Withholding                                                19
Section 9.10  No Deposit Account                                         20
Section 9.11  Rights of Participants                                     20
Section 9.12  Status of Plan Under ERISA                                 20
Section 9.13  Successors and Assigns                                     20
Section 9.14  Non-dilution Provisions                                    20
Section 9.15  Compliance with Section 409A of the Code                   21

                    DIRECTORS' DEFERRED COMPENSATION PLAN
                    -------------------------------------

                                     OF

                          WESTFIELD FINANCIAL, INC.
                          -------------------------

                                  Article I
                                  ---------

                                 Definitions
                                 -----------

The following definitions shall apply for the purposes of this Plan unless a different meaning is clearly indicated by the context:

      Section 1.1 Acceleration Event means, with respect to a Participant, any of the events described in section 6.1 on the basis of which the Administrator may permit acceleration of the payment of the balance credited to the Participant's Memorandum Account.

      Section 1.2 Administrator means any person, committee, corporation or organization appointed by the Committee to perform the responsibilities assigned to the Administrator hereunder.

      Section 1.3 Beneficiary means the person or persons designated by a Participant under section 6.3 of the Plan.

      Section 1.4  Board  means the Board of Directors of the Company.

      Section 1.5 Code means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

      Section 1.6 Company means Westfield Financial, Inc. or any successor thereto.

      Section 1.7  Change in Control Event  means, with respect to a
Participant: (a) a change in ownership of the Participant's Service Recipient; (b) a change in effective control of the Participant's Service Recipient; or (c) a change in the ownership of a substantial portion of the assets of the Participant's Service Recipient. The existence of a Change in Control Event shall be determined by the Administrator in accordance with section 409A of the Code and the regulations thereunder.

      Section 1.8 Cash Compensation means the monetary compensation payable to a Non-Employee Director for service as a member of the board of directors of a Participating Company, including retainer payments and fees for attendance at board and committee meetings.

      Section 1.9  Committee  means the Compensation Committee of the
Board.

      Section 1.10 Compensation means, during any period, the compensation payable to a Non-Employee Director by any Participating Company that is reportable to the Internal Revenue Service as compensation for such period on Form 1099 in the absence of an election to defer receipt thereof under the terms of this Plan. Compensation shall include Cash Compensation, Equity Compensation and Option-Related Compensation. Compensation shall not include amounts that become payable under this Plan.

      Section 1.11 Disability means, with respect to a Participant, any medically determinable physical or mental impairment which can be expected to result in death or to last for a continuous period of at least twelve
(12) months and as a result of which either: (a) the Participant is unable to engage in any substantial gainful activity or (b) the Participant has been receiving income replacement benefits for a period of at least three
(3) months under an accident and health plan covering employees of the Participant's employer. The existence of a Disability shall be determined by the Administrator in accordance with section 409A and the regulations thereunder.

      Section 1.12  Effective Date  means December 20, 2005.

      Section 1.13 Equity Compensation means, with respect to any Participant, that portion of the Participant's Compensation, other than Option-Related Compensation, that is paid to him in Shares or the amount of which is based upon the value, or increase in value, of a Share.

      Section 1.14 Fair Market Value means, with respect to a Share on a specified date:

            (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

           (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

            (c) if sections 1.14(a) and (b) are not applicable, the fair market value of a Share as the Administrator may determine.

      Section 1.15 Investment Benchmark means a hypothetical investment classification in which a Participant's Memorandum Account shall be deemed to be invested for purposes of crediting or charging earnings, losses, appreciation or depreciation with respect to the Participant's Memorandum Account, in accordance with section 3.2. The Investment Benchmark shall be interest at an annual rate equal to the rate on the highest yielding certificate of deposit issued by Westfield Bank during the year or any other investment classification set as an option by the Committee for this Plan.

      Section 1.16 ISO Share means a Share acquired upon exercise of an incentive stock option (within the meaning of section 422 of the Code).

      Section 1.17 Memorandum Account means, with respect to a Participant, a bookkeeping account maintained by the Company to which is credited the amount of the Participant's deferred Compensation, together with any earnings and appreciation thereon, and against which are charged any losses, depreciation or distributions thereof, pursuant to Article III.

      Section 1.18 Memorandum Subaccount means, with respect to a Participant, a portion of the Participant's Memorandum Account that is separately accounted for by the Company due to the application of unique provisions relating to the applicable distribution schedule or Investment Benchmark(s).

      Section 1.19 Non-Employee Director means a voting member of the board of directors of a Participating Company who is not an officer or employee of any Participating Company.

      Section 1.20 Option-Related Compensation means, with respect to an option to purchase Shares that is exercised by paying the entire exercise price therefor by actual or constructive delivery of Previously Acquired Shares, a number of Shares equal to the excess of (a) the total number of Shares as to which the option is exercised, over (b) the number of Shares actually or constructively delivered in payment of the exercise price.

      Section 1.21 Participant means a Non-Employee Director or former Non-Employee Director who has a Memorandum Account under the Plan.

      Section 1.22 Participating Company means the Company, Westfield Bank, and any other company which, with the prior approval of the Board, may adopt this Plan.

      Section 1.23 Phantom Share a unit of value that, at any relevant date, corresponds to the Fair Market Value of a Share.

      Section 1.24 Plan means the Directors' Deferred Compensation Plan of Westfield Financial, Inc.

      Section 1.25 Previously Acquired Share means, with respect to a Participant on any date: (a) a Share (other than an ISO Share) that was acquired by the Participant more than six (6) months prior to such date and has been held by the Participant continuously since such acquisition and
(b) an ISO Share that was acquired by the Participant upon the exercise, at least one year prior to such date, of an incentive stock option (within the meaning of section 422 of the Code) that was granted to him at least two
(2) years prior to such date and has been held by the Participant continuously since such acquisition.

      Section 1.26 Share means a share of Common Stock, par value $.01 per share, of the Company.

      Section 1.27 Service Recipient means with respect to a Participant on any date: (a) the corporation for which the Participant is performing services on such date; (b) all corporations that are liable to the Participant for the benefits due to him under the Plan; (c) a corporation that is a majority shareholder of a corporation described in section 1.27(a) or (b); or

(d) any corporation in a chain of corporations each of which is a majority shareholder of another corporation in the chain, ending in a corporation described in section 1.27(a) or (b).

      Section 1.28 Unforeseeable Emergency means, with respect to a Participant, a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant's spouse or a dependent (within the meaning of section 152(e) of the Code) of the Participant, loss of the Participant's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. The existence of an Unforeseeable Emergency shall be determined by the Administrator in accordance with section 409A of the Code and the regulations hereunder.

                                 Article II
                                 ----------

                                Participation
                                -------------

      Section 2.1  Election to Participate.

      Any Non-Employee Director may elect to become a Participant in the Plan by submitting to the Administrator a written election, on a form prescribed by the Administrator, to defer the receipt of all or any portion of his Compensation; provided, however, that no Non-Employee Director shall be permitted to defer receipt of Compensation that is required to be withheld and remitted to any federal, state or local taxing authority pursuant to any requirement for the collection of tax at the source or that is required to fund any contribution or premium payment or co-payment required of the Non-Employee Director as a condition of participation in any employee benefit plan maintained by the Company or any other Participating Company at the time the election is made. A Non-Employee Director who elects to become a Participant may make separate deferral elections with respect to Cash Compensation, Equity Compensation and Option-Related Compensation. The Administrator may deny participation to any Non-Employee Director whose initial election to become a Participant does not contemplate the deferral of a minimum of $2,000 on an annualized basis.

      Section 2.2  Election to Defer Cash Compensation.

      An election to defer Cash Compensation shall specify the amount or percentage of each payment of Cash Compensation to be deferred, shall be made on or before the last day of any calendar year and shall be effective for the calendar year following the calendar year in which such election is made and all subsequent calendar years unless status as a Non-Employee Director ceases or a change in the rate of deferral is elected pursuant to section 2.5; provided, however, that an initial election to defer Cash Compensation made by a Non-Employee Director and filed with the Administrator during the thirty (30) day period immediately following the later of the Effective Date of the Plan or the date the Non-Employee Director first becomes eligible to participate in the Plan shall take effect with the first payment of Compensation that relates to a period of service that begins after such election is made, or such later date as the Non-Employee Director shall specify in his election.

      Section 2.3  Election to Defer Equity Compensation.

      An election to defer Equity Compensation shall specify the amount or percentage of each payment of Equity Compensation that is to be deferred, shall be made on or before the first day of the calendar year in which such Equity Compensation will be paid and prior to the first day of the period of service for which such Equity Compensation is earned, and shall be effective for all subsequent calendar years and service periods, unless status as a Non-Employee Director ceases or a change in the rate of deferral is elected pursuant to section 2.5; provided, however, that an initial election to defer Equity Compensation made by a Non-Employee Director and filed with the Administrator during the thirty (30) day period immediately following the later of the Effective Date or the date the Non-Employee Director first becomes eligible to participate in the Plan shall take effect with the first payment of Equity Compensation that relates to a period of service that begins after such election is made, or such later date as the Non-Employee Director shall specify in his election.
Acceptance of an election to defer Equity Compensation shall not be held or construed as a guarantee that any conditions precedent to the payment thereof (including but not limited to continued employment) will be met or the amount to be deferred will in fact be earned. In the event the dollar amount of Equity Compensation actually paid is less than the dollar amount for which a deferral election has been made, the election shall be deemed effective to defer the maximum permissible amount. Notwithstanding anything in this Plan to the contrary, no person shall elect to defer Equity Compensation until the Board shall permit such deferral by resolution.

      Section 2.4  Election to Defer Option-Related Compensation.

      Notwithstanding anything in this Plan to the contratry, no person shall elect to defer Option-Related Compensation until such time as the Plan is amended to provide for such elections.

      Section 2.5  Changes in Participation.

      (a) An election by a Participant pursuant to section 2.2 shall continue in effect until termination of status as a Participant; provided, however, that the Participant may, by written election filed with the Administrator, increase or decrease the portion of his Cash Compensation to be deferred, or discontinue such deferral altogether. Such election shall be effective with respect to Cash Compensation payable for services rendered after the end of the calendar year in which such election is filed with the Administrator; provided, however, that if an election provides for the decrease or discontinuance of the Participant's deferral of Cash Compensation and is made on account of Disability or an Unforeseeable Emergency or an Acceleration Event, such election shall, to the extent permitted under section 409A of the Code, be effective with respect to Cash Compensation payable after the filing of such election.

      (b) An election by a Participant pursuant to section 2.3 or 2.4 shall continue in effect until termination of status as a Participant; provided, however, that the Participant may, by written election filed with the Administrator, increase or decrease the portion of his Equity Compensation to be deferred, or discontinue such deferral altogether. Such election shall be effective with respect to Equity Compensation payable after the calendar year in which, and on account of a period of service that begins after, such election is filed with the Administrator;

provided, however, that if an election provides for the decrease or discontinuance of the Participant's deferral of Equity Compensation and is made on account of Disability or an Unforeseeable Emergency or an Acceleration Event, such election shall be effective with respect to Equity Compensation, payable after the filing of such election.

      (c) In the event that a Participant ceases to be a Non-Employee Director or in the event that a Non-Employee Director ceases to defer receipt of his Compensation, the balance in his Memorandum Account shall continue to be adjusted in accordance with Article III. A Non-Employee Director who has filed a written election to cease deferring receipt of any portion of his Compensation may thereafter again file an election to defer receipt of his Compensation in the manner described in sections 2.2 through 2.5.

      Section 2.6  Revocability of 2005 Elections.

      Notwithstanding anything in the Plan to the contrary, every election under the Plan to defer Compensation earned and payable in 2005 shall, to the maximum extent permitted and subject to the terms and conditions set forth in Internal Revenue Service Notice 2005-1, be revocable at any time during 2005. Such a revocation shall be effected by written notice given to and actually received by the Administrator on or before December 31, 2005 and shall result in the distribution of the entire balance credited to the Memorandum Account of the person revoking the election and in the inclusion of the entire amount distributed in gross income for federal income tax purposes in the 2005 taxable year.

                                 Article III
                                 -----------

                       Accounting for Deferred Amounts
                       -------------------------------

      Section 3.1  In General.

      The Administrator shall maintain a separate Memorandum Account for each Participant and may establish within such Memorandum Account two or more Memorandum Subaccounts as may be necessary or appropriate to properly administer the Plan, including, but not limited to:

            (a) A separate Memorandum Subaccount for each portion of a Participant's Memorandum Account to which a unique distribution schedule is applicable;

            (b) A separate Memorandum Subaccount for that portion of a Participant's Memorandum Account that is attributable to Equity Compensation or Option-Related Compensation that has been deferred; and

            (c) A separate Memorandum Subaccount for that portion of a Participant's Memorandum Account that is required to be adjusted for earnings and losses on the basis of an Investment Benchmark that is different from the Investment Benchmark(s) applicable to other portions of the Memorandum Account.

Credits, charges, and other adjustments to each Participant's Memorandum Account and any Memorandum Subaccounts shall be made in accordance with this Article III. Neither the Company nor any Participating Company shall fund its liability for the balances credited to a Memorandum Account or Memorandum Subaccount, but each shall reflect its liability for such balances on its books.

      Section 3.2  Adjustments to Memorandum Accounts.

      (a) Each Participant's Memorandum Account and applicable Memorandum Subaccount(s) shall be credited with amounts of Compensation deferred by the Participant as of the date on which such Compensation would have been paid to the Participant in the absence of a deferral election. For purposes of this section 3.2(a):

            (i) Equity Compensation consisting of Shares or other property which would be taxable for federal income tax purposes pursuant to section 83 of the Code that is being deferred shall be credited as of the date on which such Shares or other property become vested or, if later, the date on which such Shares or other property are contractually required to be transferred to the Participant; and

            (ii) Option-Related Compensation that is being deferred shall be credited as of the earliest date on which all actions have been taken and conditions satisfied to effectively exercise the related options;

all as determined by the Administrator, whose determination shall be conclusive and binding in the absence of manifest error.

      (b) Each Participant's Memorandum Account shall be adjusted to reflect the amount of earnings, losses, appreciation or depreciation, as appropriate that would result if the balances credited to the Participant's Memorandum Account, were actually invested in Investment Benchmarks according to the following guidelines:

            (i) That portion of a Participant's Memorandum Account that is attributable to the deferral of Option-Related Compensation shall at all times be deemed to be invested in Phantom Shares. The number of Phantom Shares credited in connection with each deferral of Option-Related Compensation shall be equal to the number of Shares corresponding to the Option-Related Compensation that is being deferred. Additional Phantom Shares shall be credited to account for any stock dividends to holders of record of Shares in an amount equal to the product of (A) the number of Shares issued as a stock dividend to the holder of record of one Share, multiplied by (B) the number of Phantom Units credited to the Participant's Memorandum Account as of the record date for the stock dividend. Additional Phantom Shares shall be credited to account for cash dividends paid to holders of record of Shares in an amount equal to the quotient of (A) the cash dividend per Share multiplied by the number of Phantom Shares credited to the Participant's Memorandum Account as of the record date for the cash dividend, divided by (B) the Fair Market Value of a Share on the payment date for the cash dividend.

            (ii) That portion of a Participant's Memorandum Account that is attributable to the deferral of Equity Compensation shall be deemed to be invested in Phantom Shares for so long as the Administrator may require.

            (iii) Any portion of the Participant's Memorandum Account that is not subject to section 3.2(b)(i) or (ii) shall be deemed to be invested in such Investment Benchmarks as the Participant, by notice given in such form and manner and subject to such terms, conditions and procedures as the Administrator may prescribe, shall designate from time to time. If one of the Investment Benchmarks is Phantom Shares, such terms, conditions and procedures shall be designed to prevent the occurrence of non-exempt short-swing transactions described in section 16 of the Securities Exchange Act of 1934, as amended, to assure compliance with the Company's securities trading policy and applicable federal and state securities laws, and unless otherwise determined by the Administrator, to permit the Company to account for its liability with respect to such portion of the Memorandum Account on the basis of EITF 94-6 or corresponding guidance in subsequent accounting standards.

      (c) The Memorandum Account established for each Participant shall be adjusted from time to time, but in no event less frequently than monthly, to reflect:

            (i)   credits of deferred Compensation;

            (ii) credits reflecting income, dividends and appreciation attributable to the applicable Investment Benchmarks;

            (iii) charges for losses or depreciation attributable to the applicable Investment Benchmarks; and

            (iv) charges for payments to the Participant or his Beneficiary.

Except to the extent otherwise provided by the Administrator, all such adjustments in respect of activity during a month shall be made as of the last business of each month.

      Section 3.3  Vesting.

      Subject to section 5.3, all amounts credited to a Participant's Memorandum Account shall be 100% vested at all times.

                                 Article IV
                                 ----------

                                    Trust
                                    -----

      Section 4.1  Establishment of Trust.

      The Company may establish a trust fund which may be used to accumulate funds to satisfy benefit liabilities to Participants, former Participants and their Beneficiaries under the Plan; provided, however, that the assets of such trust shall be subject to the claims of the creditors of the Company in the event that it is determined that the Company is insolvent; and provided, further, that the trust agreement shall contain such terms, conditions and provisions as shall be necessary to cause the Company to be considered the owner of the trust fund for federal, state or local income tax purposes with respect to all amounts contributed to the trust fund or any income attributable to the investments of the trust fund. The Company shall pay all costs and expenses incurred in establishing and maintaining such trust. Any payments made to a Participant, former Participant or Beneficiary from a trust established under this section 4.1 shall offset payments which would otherwise be payable by the Company in the absence of the establishment of such trust. Any such trust will conform to the terms of the model trust prescribed by Revenue Procedure 92-64, as the same may be modified from time to time.

      Section 4.2  Contributions to Trust; Investments.

      If a trust is established in accordance with section 4.1, each Participating Company shall make contributions to such trust in such amounts and at such times as may be specified by the Committee or required pursuant to the terms any trust agreement between the Company and the trustee that has been authorized by the Committee.

      Section 4.3  Unfunded Character of Plan.

      Notwithstanding the establishment of a trust pursuant to section 4.1, the Plan shall be unfunded. Any liability of the Company or another Participating Company to any person with respect to benefits payable under the Plan shall be based solely upon such contractual obligations, if any, as shall be created by the Plan, and shall give rise only to a claim against the general assets of the Company or such Participating Company.
No such liability shall be deemed to be secured by any pledge or any other encumbrance on any specific property of the Company or a Participating Company.

                                  Article V
                                  ---------

                               Life Insurance
                               --------------

      Section 5.1  Authority to Purchase Life Insurance.

      To assist it in meeting its financial obligations under the Plan, the Company may purchase and hold, or may cause the trustee of a trust described in Article IV to purchase and hold, insurance on the life or lives of such Participant or Participants in such amounts as the Committee may determine. By electing to defer Compensation under the Plan, a Participant shall be deemed to have authorized and consented to such purchase.

      Section 5.2  Cooperation to Effect Purchases.

      Each Participant shall take such actions (including but not limited to submitting to such physical examinations, providing such medical information and executing such applications, consents to the purchase of insurance and other documents and instruments) as the Administrator may reasonably request to facilitate the purchase of insurance authorized by the Committee. Any person who fails or refuses to cooperate in the purchase of such insurance may, in the discretion of the Committee, be denied the right of future participation in the Plan, such denial to be effected in a manner that complies with the requirements of section 409A of the Code. No person shall be denied eligibility to participate in the Plan solely because he is deemed uninsurable by the carrier or carriers designated by the Committee.

      Section 5.3  Ownership of Policies.

      The Company (or, if applicable, a trust described Article IV) shall be the legal owner of any life insurance policies purchased under the Plan and shall have and enjoy all of the incidents of ownership, including, but not limited to, the right to cancel, surrender, extend or assign the policy in whole or in part, the right to exercise borrowing privileges against the cash value of the policy, the right designate the beneficiary of any death benefit proceeds that may become payable thereunder, the right to receive policy dividends, the right exercise voting rights with respect to all matters on which the holder of the policy may vote, and, in the case of a mutual insurance company, the right to participate in and receive and hold any proceeds distributed in relation to the policy in connection with any demutualization transaction. In no event shall the Participant, his Beneficiary or his heirs, successors or assigns have any rights in, to or under any such policy, including but not limited to the right to receive any portion of any death benefit proceeds that may be payable upon the death of the Participant. In the event that the Participant, his designated Beneficiary or any of his heirs, successors or assigns attempts to challenge the rights of the Company (or, if applicable, a trust described Article IV), then, in addition to any other rights and remedies that may be available, any balance credited to the Participant's Memorandum Account that is then unpaid shall be forfeited.

      Section 5.4  Effect of Termination of Participation.

      Neither the cessation of a Participant's performance of services for the Company or any Participating Employer, nor the cessation of a Participant's deferrals of Compensation under the Plan, nor the complete distribution of the balance credited to the Participant's Memorandum Account shall have any effect on the authority of the Company (or, if applicable, a trust described Article IV) to continue any life insurance policy then in effect on the life of such Participants for such future period as the Committee may determine, including but limited to the period extending through the date of the Participant's death.

                                 Article VI
                                 ----------

                                Distributions
                                -------------

      Section 6.1  Early Distributions.

      (a) In the event that a Participant has suffered an Unforeseeable Emergency, the Administrator may, in its sole discretion and to the extent permitted under section 409A of the Code, allow such Participant to obtain a lump sum withdrawal of an amount credited to his Memorandum Account that does not exceed the amount necessary to alleviate the Unforeseeable Emergency.

      (b) In the event of a Participant's Disability, the Administrator may, in its sole discretion and to the extent permitted under section 409A of the Code, allow the Participant to obtain a lump sum withdrawal of the entire balance credited to his Memorandum Account.

      (c) To the extent required to comply with the terms of a domestic relations order (within the meaning of section 414(p) of the Code) directed to and served upon the Plan, the Administrator may direct the payment of all or any portion of the balance credited to a Participant's Memorandum Account at any time or in accordance with any payment schedule set forth in said order.

      (d) To the extent necessary to effect compliance with a certificate of divestiture (within the meaning of section 1043(b)(2) of the Code), the Administrator may permit the distribution of all or a portion of the balance credited to a Participant's Memorandum Account earlier than the times determined under section 6.2.

      Section 6.2  Scheduled Distributions to Participants.

      (a) Upon a Participant's termination of service with the Company and all Participating Companies, an amount equal to the balance credited to such Participant's Memorandum Account shall be paid to the Participant in a single payment within thirty (30) days after the end of the calendar year in which such termination of service occurs; provided, however, that if a Participant so elects in his initial election to participate or in any subsequent deferral election, payment of balances attributable to amounts deferred pursuant to such election may be made:

            (i) in a single payment as of some other date specified by the Participant in his election; or

            (ii) in annual installments over such number of years (not to exceed fifteen (15)) and payable beginning on such date (not earlier than the first day of the calendar year following the calendar year that includes the third anniversary of the effective date of the election) specified by the Participant in his election. In the event payment is to be made in installments, each installment shall be equal to the balance credited to the Participant's Memorandum Account (or, if applicable, Memorandum Subaccount) as of the last business day of the month ending immediately prior to the date on which payment is to be made, divided by the number of installment payments remaining to be paid (including the payment then being computed).
      Any portion of the balance credited to the Participant's Memorandum Account with respect to which a payment has not been made shall continue to be adjusted pursuant to Article IV, in accordance with the Investment Benchmarks in which the Participant's Memorandum Account is deemed to be invested, until a distribution with respect to such amount has been made.

      (b) Notwithstanding section 6.2(a), each Participant may, by written election given in such form and manner as the Administrator may prescribe, elect to change the time and manner of distribution of the balance credited to any Memorandum Subaccount; provided, however, that

            (i) Any such election shall not take effect until twelve (12) months after it is received by the Administrator; and

            (ii) In the case of an election to defer a payment to be made on account of an event other than the Participant's death, Disability or Unforeseeable Emergency, the first payment made under such election shall not occur until at least five (5) years later than such payment would otherwise have been made; and

            (iii) In the case of an election to defer a payment to be made on account of a Change in Control Event, such election shall be made at least twelve (12) months prior to the date of the first payment scheduled to be made on account of the Change in Control Event.

      (c) Distributions shall be made, or commence, within 30 days after the date the Participant becomes entitled to payment pursuant to this section 6.2. Distributions of balances attributable to the deferral of Option-Related Compensation shall be made in whole Shares (with cash paid in lieu of fractional shares), distributions of the balances deemed to be invested in Phantom Shares shall, unless the Administrator determines otherwise, be made in whole Shares (with cash paid in lieu of fractional Shares); and all other distributions shall be made in cash unless the Administrator, in its discretion, permits other forms of distribution.

      Section 6.3  Distributions to Beneficiaries.

      (a) A Participant may designate a Beneficiary or Beneficiaries by filing a written notice with the Administrator prior to the Participant's death, in such form and manner as the Administrator may prescribe. A Participant who has designated a Beneficiary or Beneficiaries may change or revoke such designation prior to the Participant's death by means of a similar written instrument.

      (b) In the event that a Participant dies before receiving payment of his entire Memorandum Account, payment of the value of the deceased Participant's Memorandum Account shall be made in a lump sum to his Beneficiary or Beneficiaries within ninety (90) days after the Administrator receives satisfactory evidence of the Participant's death.
If no Beneficiary shall have been designated or if any such designation shall be ineffective, or in the event that no designated Beneficiary survives the Participant, payment of the value of the Participant's Memorandum Account shall be made to the Participant's personal representative, or if no personal representative is appointed within six
(6) months after the Participant's death or such longer period as the Administrator deems reasonable in its discretion, to his surviving spouse, or if he has no surviving spouse, to his then living descendants, per stirpes, in the same manner and at the same time as the Participant's Memorandum Account would have been paid to a Beneficiary. If any Participant and any one or more of his designated Beneficiary(ies) shall die in circumstances that leave substantial doubt as to who shall have been the first to die, the Participant shall be deemed to have survived the deceased Beneficiary(ies). The presence of substantial doubt for such purposes shall be determined by the Administrator in its sole and absolute discretion.

      Section 6.4  Mandatory Cashout of Small Balances.

      Notwithstanding anything in the Plan to the contrary, except as provided in section 6.5, if, as of December 31 of any calendar year following a Participant's termination of service with all Participating Companies, the balance credited to his Memorandum Account is $10,000 or less, the entire balance credited to his Memorandum Account shall be distributed in a single lump sum payment as soon as practicable during the immediately following calendar year.

      Section 6.5  Restrictions on Payments to Key Employees.

      Notwithstanding anything in the Plan to the contrary, to the extent required under section 409A of the Code, no payment to be made to a key employee (within the meaning of section 409A of the Code) on or after the date of his termination of service shall be made sooner than six (6) after such termination of service.

                                 Article VII
                                 -----------

                               Administration
                               --------------

      Section 7.1  Administrator.

      The Administrator shall, subject to the responsibilities of the Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan. The Administrator shall have the following responsibilities:

            (a) To maintain records necessary or appropriate for the administration of the Plan;

            (b) To give and receive such instructions, notices, information, materials, reports and certifications as may be necessary or appropriate in the administration of the Plan;

            (c) To prescribe forms and make rules and regulations consistent with the terms of the Plan and with the interpretations and other actions of the Committee;

            (d) To require such proof or evidence of any matter from any person as may be necessary or appropriate in the administration of the Plan;

            (e) To determine any question arising in connection with the Plan, including any question of Plan interpretation, and the Administrator's decision or action in respect thereof shall be final and conclusive and binding upon all persons having an interest under the Plan; provided however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Administrator and the decision of the Committee in respect thereof shall be final;

            (f) To review and dispose of claims under the Plan filed pursuant to section 7.3 and appeals of claims decisions pursuant to section 7.4;

            (g) If the Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to the person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that the Administrator may deem advisable or to direct in the Administrator's discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

            (h) To discharge such other responsibilities or follow such directions as may be assigned or given by Committee or the Board; and

            (i) To perform any duty or take any action which is allocated to the Administrator under the Plan.

The Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities. The Administrator may resign only be giving at least 30 days' prior written notice of resignation to the Committee, and such resignation shall be effective on the date specified in such notice.

      Section 7.2  Committee Responsibilities.

      The Committee shall, subject to the responsibilities of the Board, have the following responsibilities:

            (a)   To review the performance of the Administrator;

            (b) To hear and decide appeals, pursuant to the claims procedure contained in section 7.4 of the Plan, taken from the decisions of the Administrator;

            (c) To hear and decide questions, including interpretation of the Plan, as may be referred to the Committee by the Administrator;

            (d) To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan;

            (e) To designate an alternate Administrator to serve in the event that the Administrator is absent or otherwise unable to discharge his responsibilities;

            (f) To remove and replace the Administrator or alternate, or both of them, and to fill a vacancy in either office;

            (g) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

            (h) To perform any duty or to take any action which is allocated to the Committee under the Plan.

The Committee shall have the power and authority necessary or appropriate to carry out its responsibilities. The Committee may take action under the Plan by vote of a majority of the members present at any meeting of the Committee at which a quorum is present or by unanimous written consent in lieu of meeting. No member of the Committee shall participate in any action or decision in which he has a personal interest unless all members of the Committee voting on such matter are similarly interested. The Committee may delegate to one of its members, to the Administrator or to any Non-Employee Director of the Company or any other Participating Company the power and responsibility, to the extent not expressly allocated under the Plan to the Administrator, to sign instruments and other communications in its behalf and to take appropriate action to implement the Committee's decisions.

      Section 7.3  Claims Procedure.

      Any claim relating to benefits under the Plan shall be filed with the Administrator on a form prescribed by it. If a claim is denied in whole or in part, the Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

            (a)   The reasons for the denial;

            (b) The pertinent Plan provisions on which the denial was based;

            (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

            (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.

      Section 7.4  Claims Review Procedure.

      Any person whose claim filed pursuant to section 7.3 has been denied in whole or in part by the Administrator may request review of the claim by the Committee, upon a form prescribed by the Administrator. The claimant shall file such form (including a statement of his position) with the Committee no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 7.3, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section 7.3. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review.

However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Committee's decision shall be in writing and shall specifically set forth:

            (a)   The reasons for the decision; and

            (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Committee shall be binding upon the claimant and the Participating Company, and the Administrator shall take appropriate action to carry out such decision.

      Section 7.5  Other Administrative Provisions.

      (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 7.4 prior to initiating any claim for judicial review.

      (b) neither the members of the Committee, the Administrator, nor any Non-Employee Director or employee of a Participating Company to whom responsibilities are assigned under the Plan shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

      (c) The Administrator or the Committee may, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Administrator or Committee, or taking any other action under the Plan; provided, however, that no such shortening, extension or waiver shall be done that would cause any Participant to be in constructive receipt of the balance credited his Memorandum Account prior to the date on which such balance is scheduled to be paid.

      (d) Any person, group of persons, committee, corporation or organization may serve in more than one fiduciary capacity with respect to the Plan.

      (e) Any action taken or omitted by the Administrator or the Committee or any delegate of the Committee with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on and all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.

                                Article VIII
                                ------------

                          Amendment And Termination
                          -------------------------

      Section 8.1  Amendment by the Company.

      The Company reserves the right, in its sole and absolute discretion, at any time and from to time, by action of the Board, to amend the Plan in whole or in part. In no event, however, shall any such amendment adversely affect the right of any Participant, former Participant or Beneficiary to receive any benefits under the Plan in respect of participation for any period ending on or before the later of the date on which such amendment is adopted or the date on which it is made effective.

      Section 8.2  Termination.

      (a) The Company reserves the right, in its sole and absolute discretion, by action of the Board, to terminate the Plan, but only in the following circumstances:

            (i)   Within twelve (12) months of any Change in Control Event;
      and

            (ii) At such other time and in such other circumstances as may be permitted under section 409A of the Code.

In such event, undistributed benefits attributable to participation prior to the date of termination shall be distributed in lump sum payments as soon as practicable following the effective date of termination.

      (b) The Company reserves the right, in its sole and absolute discretion, by action of the Board, to suspend the operation of the Plan, but only in the following circumstances:

            (i) With respect to Compensation to be earned and paid in calendar years beginning after the date of adoption of the resolution suspending the operation of the Plan; and

            (ii) At such other time and in such other circumstances as may be permitted under section 409A of the Code.

In such event, no further Compensation shall be deferred following the effective date of the suspension and memorandum Accounts in existence prior to such date shall continue to be maintained, and payments shall continue to be made, in accordance with the provisions of the Plan.

      Section 8.3  Amendment or Termination by Other Companies.

      In the event that a corporation or trade or business other than the Company shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower the Company to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in sections 8.1 and 8.2; provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and any amounts set aside to provide for the satisfaction of benefit liabilities with respect to employees of such corporation or trade or business shall be segregated from the assets set aside for the purposes of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.

                                 Article IX
                                 ----------

                          Miscellaneous Provisions
                          ------------------------

      Section 9.1  Notice and Election.

      The Administrator shall provide a copy of this Plan and the resolutions of adoption to each Non-Employee Director who becomes eligible to participate, together with a form on which the Non-Employee Director may notify the Administrator of his election whether to become a Participant, which form, if he so elects, he may complete, sign and return to the Administrator.

      Section 9.2  Construction and Language.

      Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and the masculine gender may be read as referring equally to the feminine gender or the neuter.

      Section 9.3  Headings.

      The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

      Section 9.4  Non-Alienation of Benefits.

      Except as may otherwise be required by law, no distribution or payment under the Plan to any Participant, former Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary or involuntary, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such distribution or payment be in any way liable for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to such distribution or payment. If any Participant, former Participant or Beneficiary is adjudicated bankrupt or purports to anticipate, alienate, sell, transfer, assign, pledge encumber or charge any such distribution or payment, voluntarily or involuntarily, the Committee, in its sole discretion, may cancel such distribution or payment or may hold or cause to be held or applied such distribution or payment, or any part thereof, to or for the benefit of such Participant, former Participant or Beneficiary, in such manner as the Committee shall direct; provided, however, that no such action by the Committee shall cause the acceleration or deferral of any benefit payments from the date on which such payments are scheduled to be made.

      Section 9.5  Indemnification.

      The Company shall indemnify, hold harmless and defend each Participant, former Participant and Beneficiary, against their reasonable costs, including legal fees, incurred by them or arising out of any action, suit or proceeding in which they may be involved, as a result of their efforts, in good faith, to defend or enforce the obligations of the Company and any other Participating Employer under the terms of the Plan.

      Section 9.6  Severability.

A determination that any provision of the Plan is invalid or unenforceable shall not affect the validity or enforceability of any other provision hereof.

      Section 9.7  Waiver.

      Failure to insist upon strict compliance with any of the terms, covenants or conditions of the Plan shall not be deemed a waiver of such term, covenant or condition. A waiver of any provision of the Plan must be made in writing, designated as a waiver, and signed by the party against whom its enforcement is sought. Any waiver or relinquishment of any right or power hereunder at any one or more times shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

      Section 9.8  Governing Law.

      The Plan shall be construed, administered and enforced according to the laws of the Commonwealth of Massachusetts without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The federal and state courts having jurisdiction in Hampden County, Massachusetts shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan or in any way relating to the rights or obligations of any person under, or the acts or omissions of the Company, the Board, the Administrator, the Committee on any duly authorized person acting in their behalf in relation to, the Plan. By electing to participate in this Plan, the Participant, for himself and any other person claiming any rights under the Plan through him, agrees to submit himself, and any such legal action described herein that he shall bring, to the sole jurisdiction of such courts for the adjudication and resolution of such disputes. Any payments made pursuant to this Plan are subject to and conditioned upon their compliance with 12 U.S.C. [SECTION] 1828(k) and any regulations promulgated thereunder.

      Section 9.9  Withholding.

      Payments from this Plan shall be subject to all applicable federal, state and local income withholding taxes. The Company, Westfield Bank, any other Participating Company or the Committee shall have the right to require any person entitled to receive a distribution in Shares under this Plan to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to cancel without notice, a sufficient number of Phantom Shares to cover the amount required to be withheld.

      Section 9.10  No Deposit Account.

      Nothing in this Plan shall be held or construed to establish any deposit account for any Participant or any deposit liability on the part of the Company or any Participating Company. Participants' rights hereunder shall be equivalent to those of a general unsecured creditor of each Participating Company.

      Section 9.11  Rights of Participants.

      No Participant shall have any right or claim to any benefit under the Plan except in accordance with the provisions of the Plan. The establishment of the Plan shall not be construed as conferring upon any Participant or other person any legal right to a continuation of service or to any terms or conditions of service, nor as limiting or qualifying the right of a Participating Company, its board of directors or its stockholders to remove any Non-Employee Director or to fail to re-elect him or her or decline to nominate him or her for re-election.

      Section 9.12  Status of Plan Under ERISA.

      The Plan is intended to be a non-qualified deferred compensation plan maintained exclusively for non-employees. The Plan is not intended to comply with the requirements of section 401(a) of the Code or to be subject to Parts 2, 3 and 4 of Title I of ERISA. The Plan shall be administered and construed so as to effectuate this intent.

      Section 9.13  Successors and Assigns.

      The provisions of the Plan will inure to the benefit of and be binding upon the Participants and their respective legal representatives and testate or intestate distributes, and each Participating Company and their respective successors and assigns, including any successor by merger or consolidation or a statutory receiver or any other person or firm or corporation to which all or substantially all of the assets and business of any Participating Company may be sold or otherwise transferred.

      Section 9.14  Non-dilution Provisions.

      In the event of any merger, consolidation, or other business reorganization involving the Company, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, and in the event of any other occurrence which, in the judgment of the Committee warrants an adjustment to avoid unintended enhancement or dilution of the rights of one or more Participants under the Plan, the number of Phantom Units credited to each Participant's Memorandum Account, and the unit value thereof, shall be adjusted to account for such event. Such adjustment shall be effected in such manner as the Committee shall determine to e appropriate in order to prevent the enlargement or diminution of any Participant's rights under the Plan.

      Section 9.15  Compliance with Section 409A of the Code.

      The Plan is intended to be a non-qualified deferred compensation plan described in section 409A of the Code. The Plan shall be operated, administered and construed to give effect to such intent. In addition he Plan shall be subject to amendment, with or without advance notice to Participants and other interested parties, and on a prospective or retroactive basis, including but not limited amendment in a manner that adversely affects the rights of participants and other interested parties, to the extent necessary to effect such compliance.